Exhibit 99.5

SUMMIT MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AS OF MARCH 31, 2013 AND FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND

THE YEAR ENDED DECEMBER 31, 2012

Throughout this report, when we use the terms “we,” “us,” “SMLP,” or “the Partnership” we are referring to Summit Midstream Partners, LP, the partnership itself or to Summit Midstream Partners, LP and its subsidiaries collectively as the context requires.

Set forth below are our unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 which reflect SMLP’s acquisition of the Bison Gas Gathering System from Summit Midstream Partners, LLC (“Summit Investments”) on June 4, 2013 (the “Bison Acquisition”) and our issuance of $300.0 million of new senior unsecured notes (the “Offering”).

The Bison Gas Gathering System was carved out from Summit Investments’ recent acquisition of Bear Tracker Energy, LLC (“BTE”) which closed on February 15, 2013.  Summit Investments accounted for its acquisition of BTE using the acquisition method of accounting.

The proceeds from the Offering are intended to repay borrowings under our revolving credit facility.

The unaudited pro forma condensed combined balance sheet as of March 31, 2013 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2013 were derived from the unaudited condensed consolidated financial statements of SMLP for the three months ended March 31, 2013 and the unaudited condensed financial statements of the Bison Gas Gathering System for the periods from January 1, 2013 through February 15, 2013 and February 16, 2013 through March 31, 2013.  The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 was derived from the SMLP audited consolidated financial statements and the audited carve-out financial statements of the Bison Gas Gathering System for the year ended December 31, 2012. The pro forma financial statements do not include any historical or pro forma impacts of our pending acquisition of the Mountaineer Midstream System.

The unaudited pro forma condensed combined balance sheet reflects the Bison Acquisition and the Offering as if such transactions closed as of March 31, 2013 and the unaudited pro forma condensed combined statements of operations reflect the Bison Acquisition and the Offering as if such transactions had occurred as of January 1, 2012. Descriptions of the adjustments for the Bison Acquisition are presented in the notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial statements and accompanying notes should be read in conjunction with SMLP’s historical financial statements filed with the Securities and Exchange Commission and included elsewhere in this offering memorandum.

The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of operations were derived by adjusting the historical financial statements of each entity based on currently available information and, therefore, the actual adjustments may materially differ from the pro forma adjustments. Because the Bison Acquisition was executed between entities under common control, the Bison Acquisition will be accounted for by SMLP on an “as if pooled” basis for all periods in which common control existed.  Common control began on February 15, 2013 concurrent with Summit Investments’ acquisition of BTE.  The assets acquired and liabilities assumed by SMLP in the Bison Acquisition have been reflected at historical cost.

The unaudited pro forma condensed combined financial statements do not purport to present our financial position or the results of operations had the Bison Acquisition actually been completed as of the dates indicated. Further, these unaudited pro forma condensed combined financial statements do not reflect the effects of any cost savings or other synergies that may be achieved as a result of this transaction, are based on assumptions that SMLP believes are reasonable under the circumstances, and are intended for informational purposes only.  Moreover, the statements do not project our financial position or results of operations for any future date or period.

SUMMIT MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

MARCH 31, 2013

	Historical
	Summit Midstream Partners, LP	Bison Gas Gathering System	Bison Acquisition pro forma adjustments		Offering pro forma adjustments		Summit Midstream Partners, LP pro forma
	(In thousands)
Assets
Current assets:
Cash and cash equivalents (o)	$2,817	$—	$(200,000	)(a)	$294,000	(d)	$(3,183)
			200,000	(b)	(300,000	)(d)
Accounts receivable	34,317	5,777	—		—		40,094
Receivable from affiliate	2,712	—	—		—		2,712
Other assets	1,616	259	—		—		1,875
Total current assets	41,462	6,036	—		(6,000)		41,498
Property, plant and equipment, net	691,718	86,770	—		—		778,488
Intangible assets, net	282,448	163,180	—		—		445,628
Goodwill	45,478	54,197	—		—		99,675
Other noncurrent assets	5,736	2,506	—		6,000	(d)	14,242
Total assets	$1,066,842	$312,689	$—		$—		$1,379,531

Liabilities and Partners’ Capital and Owner’s Net Investment
Current liabilities:
Trade accounts payable	$14,149	$2,935	$—		$—		$17,084
Other current liabilities	5,863	3,493	850	(a)	—		10,206
Total current liabilities	20,012	6,428	850		—		27,290
Revolving credit facility	214,230	—	200,000	(b)(c)	(300,000	)(d)	114,230
Senior notes	—	—	—		300,000	(d)	300,000
Other noncurrent liabilities	20,958	2,784	—		—		23,742
Total liabilities	255,200	9,212	200,850		—		465,262
Commitments and contingencies

Common limited partner capital	415,302	—	47,936	(a)	—		490,855
			28,054	(c)
			(437	)(a)
Subordinated limited partner capital	376,276	—	25,418	(c)	—		401,298
			(396	)(a)
General partner interests	20,064	—	978	(a)	—		22,116
			1,091	(c)
			(17)	(a)
Owner’s net investment	—	303,477	(303,477	)(c)	—		—
Total partners’ capital and owner’s net investment	811,642	303,477	(200,850)		—		914,269
Total liabilities and partners’ capital and owner’s net investment	$1,066,842	$312,689	$—		$—		$1,379,531

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

SUMMIT MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2013

	Historical
	Summit Midstream Partners, LP	Bison Gas Gathering System for the period February 16, 2013 to March 31, 2013 (Successor)	Bison Gas Gathering System for the period January 1, 2013 to February 15, 2013 (Predecessor)	Pro forma adjustments		Summit Midstream Partners, LP pro forma
	(In thousands, except per-unit and unit amounts)
Revenues:
Gathering services and other fees	$38,069	$—	$—	$—		$38,069
Natural gas, NGL and condensate sales and other	5,806	7,531	8,029	—		21,366
Amortization of favorable and unfavorable contracts	(280)	—	—	—		(280)
Total revenues	43,595	7,531	8,029	—		59,155

Costs and expenses:
Operation and maintenance	14,004	469	687	—		15,160
Cost of natural gas and NGL	—	2,227	2,598	—		4,825
Transportation costs	—	2,259	2,107	—		4,366
General and administrative	5,056	126	169	—		5,351
Transaction costs	8	—	—	—		8
Depreciation and amortization	9,987	1,863	606	3,426	(e)	15,882
Total costs and expenses	29,055	6,944	6,167	3,426		45,592
Other income	1	—	—	—		1
Interest expense	(1,880)	—	—	615	(f)	(6,328)
				(4,875	)(g)
				(188	)(n)
Income before income taxes	12,661	587	1,862	(7,874)		7,236
Income tax expense	(181)	—	—	—		(181)
Net income	$12,480	$587	$1,862	$(7,874)		$7,055
Less: net income attributable to general partner	250	12	37	(157)		141
Net income attributable to limited partners	$12,230	$575	$1,825	$(7,717)		$6,914

Earnings per common unit – basic	$0.25					$0.14
Earnings per common unit – diluted	$0.25					$0.14
Earnings per subordinated unit – basic and diluted	$0.25					$0.14

Weighted-average common units outstanding – basic	24,412,427					25,966,276 (h)
Weighted-average common units outstanding – diluted	24,455,603					26,009,452 (i)
Weighted-average subordinated units outstanding – basic and diluted	24,409,850					24,409,850

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

SUMMIT MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	Historical
	Summit Midstream Partners, LP	Bison Gas Gathering System	Pro forma adjustments		Summit Midstream Partners, LP pro forma
	(In thousands, except per-unit and unit amounts)
Revenues:
Gathering services and other fees	$149,371	$—	$—		$149,371
Natural gas, NGL and condensate sales and other	16,320	37,594	—		53,914
Amortization of favorable and unfavorable contracts	(192)	—	—		(192)
Total revenues	165,499	37,594	—		203,093

Costs and expenses:
Operation and maintenance	51,658	2,540	—		54,198
Cost of natural gas and NGL	—	9,091	—		9,091
Transportation costs	—	9,954	—		9,954
General and administrative	21,357	1,553	—		22,910
Transaction costs	2,020	—	—		2,020
Depreciation and amortization	35,299	2,762	12,627	(j)	50,688
Total costs and expenses	110,334	25,900	12,627		148,861
Other income	9	—	—		9
Interest expense	(7,340)	—	2,283	(k)	(25,307)
			(19,500	)(l)
			(750	)(n)
Affiliated interest expense	(5,426)	—	—		(5,426)
Income before income taxes	42,408	11,694	(30,594)		23,508
Income tax expense	(682)	—	—		(682)
Net income	$41,726	$11,694	$(30,594)		$22,826
Less: net income attributable to the pre-IPO period	24,112	8,771	(22,946)		9,937
Net income attributable to the post-IPO period	17,614	2,923	(7,648)		12,889
Less: net income attributable to general partner	352	58	(153)		258
Net income attributable to limited partners	$17,262	$2,865	$(7,495)		$12,631

Earnings per common unit – basic	$0.35				$0.24
Earnings per common unit – diluted	$0.35				$0.24
Earnings per subordinated unit – basic and diluted	$0.35				$0.26

Weighted-average common units outstanding – basic	24,412,427				25,966,276 (h)
Weighted-average common units outstanding – diluted	24,543,985				26,097,834 (m)
Weighted-average subordinated units outstanding – basic and diluted	24,409,850				24,409,850

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

SUMMIT MIDSTREAM PARTNERS, LP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AS OF MARCH 31, 2013 AND FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND

THE YEAR ENDED DECEMBER 31, 2012

Pro forma adjustments

(a)  Reflects the total purchase price for Summit Midstream Partners, LP’s acquisition of 100% of the membership interests of Bison Midstream, LLC of $249.8 million, calculated as follows (in thousands):

Aggregate cash purchase price to Summit Investments	$200,000
Issuance of 1,553,849 SMLP common units to Summit Investments (1)	47,936
Issuance of 31,711 SMLP general partner units to Summit Investments (1)	978
Direct acquisition costs	850
Total Bison Acquisition purchase price	$249,764

(1) Number of units calculated using the five-day volume-weighted-average price as of June 3, 2013 of $31.53 per unit.

On February 15, 2013, Summit Investments acquired BTE (the “BTE Transaction”) and on June 4, 2013, SMLP entered into a purchase and sale agreement with Summit Investments to acquire certain associated natural gas gathering pipeline, dehydration and compression assets in the Williston Basin in North Dakota (the “Bison Gas Gathering System”) that were part of the BTE assets acquired in February 2013 (the “Bison Transaction”). The Bison Gas Gathering System was carved out from BTE.

Summit Investments accounted for the BTE Transaction under the acquisition method of accounting, whereby the various gathering systems’ identifiable tangible and intangible assets acquired and liabilities assumed were recorded based on their fair values as of February 15, 2013. The intangible assets that were acquired are composed of gas gathering agreement contract values and right-of-way easements. Their fair values were determined based upon assumptions related to future cash flows, discount rates, asset lives, and projected capital expenditures to complete the various systems.

Purchase price assigned to Bison Gas Gathering System		$303,168
Current assets	$5,707
Property, plant, and equipment	85,477
Intangible assets	164,502
Other noncurrent assets	2,187
Total assets acquired	257,873
Current liabilities	6,112
Other noncurrent liabilities	2,790
Total liabilities assumed	$8,902
Net identifiable assets acquired		248,971
Goodwill		$54,197

SMLP acquired Bison at historical cost which is representative of Summit Investments recent fair value accounting for the BTE Transaction. The previous information is included because such basis adjustment will have a continuing effect on SMLP’s financial position and results of operations.

(b)  Reflects borrowings of $200.0 million under our revolving credit facility to partially fund the Bison Acquisition.

(c)  Reflects partner’s capital contribution by Summit Investments for the contribution of assets in excess of consideration paid by SMLP for Bison (in thousands):

Owner’s net investment in Bison		$303,477
Borrowings under revolving credit facility	$200,000
SMLP common units issued to Summit Investments	47,936
SMLP general partner interests issued to general partner	978
Total consideration		248,914
Summit Investments contribution of net assets in excess of consideration		$54,563
Allocation of contribution:
General partner interest	$1,091
Common limited partner interest (52%)	28,054
Subordinated limited partner interest (48%)	25,418
Partners’ capital allocation		$54,563

The general partner interest allocation was calculated based on a 2% general partner interest in the contribution of assets in excess of consideration given by SMLP to Summit Investments.  Common and subordinated limited partner interests allocations were calculated as their respective percentages of total limited partner capital as of March 31, 2013 applied to the balance of the contribution by Summit Investments after giving effect to the general partner allocation.

(d)  Reflects the issuance of $300.0 million of senior notes, net of related transaction costs and expenses, of which the net proceeds were used to pay down our revolving credit facility.

(e)  Reflects pro forma adjustment of depreciation and amortization expense for the three months ended March 31, 2013 as follows (in thousands):

Eliminate historical expense	$(606)
Pro forma amortization of intangible assets	3,177
Pro forma depreciation expense	855
Pro forma adjustment to depreciation and amortization expense	$3,426

Depreciation is calculated on a straight-line basis for depreciable assets.  The estimated aggregate annual amortization of intangible assets expected to be recognized as of March 31, 2013 for the remainder of 2013 and each of the four succeeding fiscal years follows (in thousands).

Amortization
2013	$11,252
2014	14,063
2015	13,789
2016	12,537
2017	11,729

(f)  Reflects a $100.0 million net reduction in principal and as a result, interest expense at 2.96% (i.e. the historical average rate for borrowings under our revolving credit facility during the three months ended March 31, 2013) and assumes that the interest expense impact of the reduced outstanding balance is partially offset by an increase in commitment fee expense (0.50%) for the same principal amount.

(g)  Reflects interest expense for the three months ended March 31, 2013 (assumed at 6.5% annually) associated with the Offering.  Assuming a 1/8% increase (decrease) in interest rates, interest expense would increase (decrease) by approximately $93,750.

(h)  The Company’s pro forma basic weighted-average number of common units outstanding for the three months ended March 31, 2013 and the year ended December 31, 2012 was calculated as follows:

Basic weighted-average number of SMLP common units outstanding—as reported	24,412,427
Adjustment for SMLP common units issued to finance the Bison Acquisition	1,553,849
Pro forma basic weighted-average number of SMLP common units outstanding	25,966.276

(i)  The Company’s pro forma diluted weighted-average number of common units outstanding for the three months ended March 31, 2013 was calculated as follows:

Diluted weighted-average number of SMLP common units outstanding—as reported	24,455,603
Adjustment for SMLP common units issued to finance the Bison Acquisition	1,553,849
Pro forma diluted weighted-average number of SMLP common units outstanding	26,009,452

(j)  Reflects pro forma adjustment of depreciation and amortization expense for contract intangibles. Depreciation is calculated on a straight-line basis for depreciable assets.  The estimated aggregate annual amortization of intangible assets expected to be recognized as of December 31, 2012 for each of the five succeeding fiscal years follows (in thousands).

Amortization
2013	$12,809
2014	14,063
2015	13,789
2016	12,537
2017	11,729

(k)  Reflects a $100.0 million net reduction in principal and as a result, interest expense at 2.78% (i.e. the historical average rate for borrowings under our revolving credit facility during the year ended December 31, 2012) and assumes that the interest expense impact of the reduced outstanding balance is partially offset by an increase in commitment fee expense (0.50%) for the same principal amount.

(l)  Reflects interest expense for the year ended December 31, 2012 (assumed at 6.5% annually) associated with the Offering. Assuming a 1/8% increase (decrease) in interest rates, interest expense would increase (decrease) by approximately $375,000.

(m)  The Company’s pro forma diluted weighted-average number of common units outstanding for the year ended December 31, 2012 was calculated as follows:

Diluted weighted-average number of SMLP common units outstanding—as reported	24,543,985
Adjustment for SMLP common units issued to finance the Bison Acquisition	1,553,849
Pro forma diluted weighted-average number of SMLP common units outstanding	26,097,834

(n)  Reflects amortization of deferred loan costs incurred in connection with the Offering.

(o)  Negative cash remaining after the effects of the Bison Acquisition and the Offering would be off-set with the cash flow from operations and amount drawn on our revolving credit facility in May 2013 that is not reflected herein. SMLP’s cash on hand as of May 31, 2013 was approximately $11.2 million.